USAA TOTAL RETURN STRATEGY FUND Fund Shares/USTRX ■ Institutional Shares/UTRIX	SUMMARY PROSPECTUS May 1, 2015 As Supplemented December 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated May 1, 2015, as supplemented December 1, 2015, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Total Return Strategy Fund (the Fund) seeks capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

Fund Shares	None
Institutional Shares	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.59%	0.64%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.63%	0.34%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Operating Expenses	1.42%(a)	1.18%(a)

(a) The Fund’s total annual operating expenses of the Fund Shares and Institutional Shares may not correlate to the ratio of expenses to average daily net assets shown in the Fund’s financial highlights, which reflect the operating expenses of the Fund Shares and Institutional Shares and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$145	$449	$776	$1,702
Institutional Shares	$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

In seeking to achieve its objective, the Fund’s assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multi-faceted approach using both a valuation and fundamental framework. The Fund generally will invest in U.S. or foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest may include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and ETFs. The bond and money market securities in which the Fund may invest may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund’s volatility over time, the Fund may employ an options-based risk-management strategy by purchasing and/or selling options on component indices or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a risk that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as “junk” bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the manager has overweight investments in a particular industry or sector.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities is referred to as market illiquidity. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year since the Fund’s inception. The table shows average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional broad-based securities market index with investment characteristics similar to the Fund.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

THREE-MONTH YTD TOTAL RETURN
-0.17% (3/31/15)

BEST QUARTER*	WORST QUARTER*
8.82% 2nd Qtr. 2009	-14.54% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Share class.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2014

	Past 1 Year	Past 5 Years	Inception Date 1/24/05

Total Return Strategy Fund
Return Before Taxes	2.26%	3.16%	1.37%
Return After Taxes on Distributions	2.03%	3.03%	0.66%
Return After Taxes on Distributions and Sale of Fund Shares	1.40%	2.43%	0.86%

	Past 1 Year		Inception Date 07/12/13

Total Return Strategy Fund Institutional Shares
Return Before Taxes	2.53%		3.36%
	Past 1 Year	Past 5 Years	Inception Date 1/24/2005*

Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	8.15%
Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)	4.31%	8.80%	6.47%

*The average annual total return for the S&P 500 Index and Lipper Flexible Portfolio Funds Index from July 12, 2013 - the inception date of the Institutional Shares - through December 31, 2014, was 17.21% and 8.43%, respectively.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Wasif A. Latif, Head of Global Multi-Assets, is the asset allocation manager of the Fund and has managed the portion of the Fund’s assets invested in ETFs since May 2009 and options since February 2011.

Anthony M. Era, Jr., Vice President of Money Market Funds, has co-managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund through USAA Brokerage Services on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries, and if you have an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

•	Minimum initial purchase: $3,000.
•	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million;

however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor, or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98023-1215

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